EXHIBIT 32.2

       CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of Amendment No. 2 to the Quarterly Report on Form 10-QSB/A for the quarter ended September 30, 2005 (the "Report") by Apex Capital Group, Inc. (the "Registrant"), I, Norbert L. LeBoeuf, hereby certify that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  October 26, 2006

                                  By:    /s/ Norbert L. LeBoeuf
                                         -------------------------
                                  Name:  Norbert L. LeBoeuf
                                  Title: Chief Financial Officer